NAME OF ISSUING BANK - NOM DE LA BANQUE EMETTRICE
                                                          Irrevocable  STANDBY  Number Numero
SUMITOMO MITSUI BANKING CORPORATION                       Credit
  INTERNATIONAL BUSINESS OPERATIONS DEPARTMENT            Credit  STANDBY               226LCJ-62042500
                                                          Irrevocable
C.P.O. BOX 4, TOKYO, JAPAN                                        (AKABANE, 226)
(TLY; SMBC J22393 SWIFT; SMBCJPJT)                        Date and place of expiry - Date et lieu de validite
JULY 29, 2003                                                   OCT 29, 2004
TOKYO, JAPAN                                                    IN THE BENEFICIARY'S COUNTRY
------------------------------------------------------------------------------------------------------------------------------
Applicant - Donneur d' Ordre                              Beneficiary - Beneficiaire
KAMA-TECH (HK) LTD.                                       LTI ACQUISITION CORPORATION 4875 DTC
SUITE 4, 9/F, TOWER 3, CHINA HONG                         BOULEVARD, NO. 5-203, DENVER CO 80237.
KONG CITY                                                 ACCT. NO. 2153813775 ATTN. MR. DAVID
                                                          WILLIAMS
------------------------------------------------------------------------------------------------------------------------------
TO                                                        AMOUNT
WELLS FARGO BANK N.A., DENVER                               US$ 4,630,000
 (INT'L OPERATIONS)                                       US DOLLARS FOUR MILLION SIX HUNDRED
633 17TH STREET, DENVER, CO 80270,                        AND THIRTY THOUSAND ONLY
U.S.A.                                                    --------------------------------------------------------------------
THIS CREDIT TO BE ADVISED THROUGH                         AVAILABLE WITH US BY PAYMENT
WELLS FARGO BANK WEST N.A., 9350                          AND OF YOUR DRAFT(S)
EAST ARAPAHOE ROAD GREENWOOD                              DRAWN ON SUMITOMO MITSUI BANKING
VILLAGE, CO 80112, U.S.A.                                 CORPORATION TOKYO, C.P.O. BOX 4,
                                                          TOKYO, JAPAN
------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL CONDITION
     AND BENEFICIARY'S DRAFT(S) AT SIGHT DRAWN ON US BEARING THE CLAUSE:
     "DRAWN UNDER SUMITOMO MITSUI BANKING CORPORATION.
     L/O NO. 226LCJ-62042500
     ACCOMPANIED BY:
     STATEMENT IN ONE ORIGINAL ISSUED BY THE BENEFICIARIES STATING THAT THE AMOUNT DRAWN HEREUNDER REPRESENTS AND COVERS THE UNPAID BALANCE OF INDEBTEDNESS DUE TO THE BENEFICIARIES BY APPLICANT ARISING OUT OF THE BENEFICIARIES ACCOMODATION AND OBLIGATION UNDER THE "AGREEMENT AND PLAN OF MERGER" ("MERGER AGREEMENT") AMONG LASER TECHNOLOGY, INC., LTI MERGER SUB, INC., AND LTI ACQUISITION CORPORATION PURSUANT TO SECTION 3.8 OF THE MERGER AGREEMENT.
     THE STATEMENT MUST BE SIGNED BY DAVID WLLIAMS AND TOSHIYA KAMAKURA FAXED COPIES OF SUCH SIGNATURES SHALL BE ACCEPTABLE.

We have issued the documentary credit as stated above-it is subject to the Uniform Customs and Practice for Documentary Credits (1983 revision), International Chamber of Commerce, Paris, France, Publication No. We request you to advise the draft to the beneficiary.

WITHOUT ADDING YOUR CONFIRMATION                 SANS AJOUTER VOTRE CONFIRMATION

The number and the date of the credit and the name of our bank must be quoted on all drafts requested. Please acknowledge receipt.
                                                     (RE)
This document consists of 1/* signed page(s)                    /s/
                                                          ----------------------
                                                           Authorized Signature

NAME OF ISSUING BANK - NOM DE LA BANQUE EMETTRICE
                                                          Irrevocable  STANDBY  Number Numero
SUMITOMO MITSUI BANKING CORPORATION                       Credit
  INTERNATIONAL BUSINESS OPERATIONS DEPARTMENT            Credit  STANDBY               226LCJ-62042500
                                                          Irrevocable
C.P.O. BOX 4, TOKYO, JAPAN                                    AMENDMENT (AKABANE, 226)
(TLY; SMBC J22393 SWIFT; SMBCJPJT)                            (ISSUED ON JUL 29, 2003)
                                                          Date and place of expiry - Date et lieu de validite
OCT 2, 2003                                                   JAN 29, 2004
TOKYO, JAPAN                                                  IN THE BENEFICIARY'S COUNTRY
------------------------------------------------------------------------------------------------------------------------------
Applicant - Donneur d' Ordre                              Beneficiary - Beneficiaire
KAMA-TECH (HK) LTD.                                       LTI ACQUISITION CORPORATION 4875 DTC
SUITE 4, 9/F, TOWER 3, CHINA HONG                         BOULEVARD, NO. 5-203, DENVER CO 80237.
KONG CITY                                                 ACCT. NO. 2153813775 ATTN. MR. DAVID
                                                          WILLIAMS
------------------------------------------------------------------------------------------------------------------------------
TO
WELLS FARGO BANK N.A., DENVER
(INT'L OPERATIONS)
633 17(TH) STREET, DENVER, CO 80270,
U.S.A.
THIS CREDIT TO BE ADVISED THROUGH
WELLS FARGO BANK WEST N.A., 9350
EAST ARAPAHOE ROAD GREENWOOD
VILLAGE, CO 80112, U.S.A.
------------------------------------------------------------------------------------------------------------------------------

WE WOULD ADVISE YOU THAT THE ABOVE CREDIT HAS BEEN AMENDED AS FOLLOWS
     EXPIRY DATE IS EXTENDED TO JAN 29, 2004 FROM OCT 29, 2003

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED



We have issued the documentary credit as stated above-it is subject to the Uniform Customs and Practice for Documentary Credits (1983 revision), International Chamber of Commerce, Paris, France, Publication No. We request you to advise the draft to the beneficiary.

WITHOUT ADDING YOUR CONFIRMATION                 SANS AJOUTER VOTRE CONFIRMATION

The number and the date of the credit and the name of our bank must be quoted on all drafts requested. Please acknowledge receipt.
                                                     (RE)
This document consists of 1/* signed page(s)                    /s/
                                                          ----------------------
                                                           Authorized Signature